SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 12, 2003



                         WEBSTER FINANCIAL CORPORATION.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                  001-31486               06-1187536
----------------------------      -----------             -------------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)



                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
                   -------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 578-2476
                                                          ---------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------


a)       Not applicable

b)       Not applicable

c)       The following exhibit is filed as a part of this report:

             Exhibit No.                 Description
             -----------                 -----------

                  99 Notice to Board of Directors and Executive Officers of Webster
                                          Financial Corporation, dated
                                          September 19, 2003.


ITEM 11.   TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S
           --------------------------------------------------
           EMPLOYEE BENEFIT PLANS
           ----------------------

         On September 19, 2003, Webster Financial Corporation (the "Company") sent a notice to its directors and officers pursuant to Rule 104(b)(2) of Regulation BTR with respect to the transition and blackout periods under the Webster Bank Employee Investment Plan ("401(k) Plan"). The notice is attached hereto as Exhibit 99 and is incorporated herein by reference. The date that the Company received the notice required by section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 was September 12, 2003.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WEBSTER FINANCIAL CORPORATION
                                    -----------------------------
                                    (Registrant)



                                    /s/ William J. Healy
                                    ----------------------------
                                    William J. Healy
                                    Executive Vice President and
                                    Chief Financial Officer





Date: September 19, 2003

                                 EXHIBIT INDEX
                                 -------------



             Exhibit No.                 Description
             -----------                 -----------

                  99 Notice to Board of Directors and Executive Officers of Webster
                                          Financial Corporation, dated
                                          September 19, 2003.